UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 20, 2010

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TrustCo Bank Corp NY

Item 5.07.	Submission of Matters to a Vote of Security Holders

1.
The Company held its regular annual shareholder meeting on May 20, 2010.  Dennis A. DeGennaro, Joseph A. Lucarelli and Robert A. McCormick were elected as directors for three-year terms expiring at TrustCo’s 2013 Annual Meeting.  The appointment of Crowe Horwath LLP as TrustCo’s independent auditors for 2010 was ratified by shareholders.  The table below provides the vote count for each director and for the independent auditor ratification.

	For	Against	Abstain	Broker Non-Vote
Dennis A. DeGennaro	48,479,393	6,419,606	626,373	10,174,893
Joseph A. Lucarelli	47,580,979	7,282,499	661,892	10,174,893
Robert A. McCormick	44,490,820	10,377,037	657,514	10,174,893
Ratification of Crowe Horwath	64,160,897	800,280	739,087	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 25, 2010

TrustCo Bank Corp NY
(Registrant)

By:	/s/ Robert T. Cushing
Robert T. Cushing
Executive Vice President and
Chief Financial Officer